UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 9, 2025

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39184	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

5956 Sherry Lane, Suite 650, Dallas, TX	75225
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SWKH	The Nasdaq Stock Market LLC
9.00% Senior Notes due 2027	SWKHL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 9, 2025, SWK Holdings Corporation, a Delaware corporation (the “Company”) and Runway Growth Finance Corp., a Maryland corporation (“Parent”) issued a joint press release announcing the entry into a definitive merger agreement under which (i) RWAY Portfolio Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Acquisition Sub”) will merge with and into the Company, with the Company continuing as the surviving company and as a wholly-owned subsidiary of RWAY Portfolio Holding Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Intermediary Sub”), or, in the alternative, the Company will merge with and into Acquisition Sub, with Acquisition Sub continuing as the surviving company and as a wholly-owned subsidiary of Intermediary Sub (in either case, the “First Merger”), (ii) immediately after the effectiveness of the First Merger, the Company or Acquisition Sub, as applicable, will merge with and into Intermediary Sub, with Intermediary Sub continuing as the surviving company and as a wholly-owned subsidiary of Parent (the “Second Merger”), and (iii) immediately after the effectiveness of the Second Merger, Intermediary Sub will merge with and into Parent, with Parent continuing as the surviving corporation. A copy of the joint press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Forward-Looking Statements

Some of the statements in this document constitute forward-looking statements because they relate to future events, future performance or financial condition. The forward-looking statements may include statements as to future operating results of Parent and the Company, and distribution projections; business prospects of Parent and the Company, and the prospects of their portfolio companies; and the impact of the investments that Parent and the Company expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this document involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the ability of the parties to consummate the mergers on the expected timeline, or at all; (ii) the expected synergies and savings associated with the mergers; (iii) the ability to realize the anticipated benefits of the mergers, including the expected elimination of certain expenses and costs due to the mergers; (iv) the percentage of the Company’s stockholders voting in favor of the transaction; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the combined company’s plans, expectations, objectives and intentions, as a result of the mergers; (ix) any potential termination of the merger agreement; (x) the future operating results and net investment income projections of Parent, the Company or, following the closing of the mergers, the combined company; (xi) the ability of the Adviser and its affiliates to attract and retain highly talented professionals; (xii) the business prospects of Parent, the Company or, following the closing of the mergers, the combined company, and the prospects of their portfolio companies; (xiii) the impact of the investments that Parent, the Company or, following the closing of the mergers, the combined company expect to make; (xiv) the ability of the portfolio companies of Parent, the Company or, following the closing of the mergers, the combined company to achieve their objectives; (xv) the expected financings and investments and additional leverage that Parent, the Company or, following the closing of the mergers, the combined company may seek to incur in the future; (xvi) the adequacy of the cash resources and working capital of Parent, the Company or, following the closing of the mergers, the combined company; (xvii) the timing of cash flows, if any, from the operations of the portfolio companies of Parent, the Company or, following the closing of the mergers, the combined company; (xviii) the risk that stockholder litigation in connection with the mergers may result in significant costs of defense and liability; and (xix) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities). You should not place undue reliance on such forward-looking statements, which speak only as of the date of this communication. Parent and the Company have based the forward-looking statements included in this document on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although Parent and the Company undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that Parent and the Company in the future may file with the U.S. Securities and Exchange Commission (the “SEC”), including the Proxy Statement and the Registration Statement (in each case, as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should read this communication and the documents referenced in this communication completely and with the understanding that actual future events and results may be materially different from expectations. Parent and the Company qualify all forward-looking statements by these cautionary statements.

Additional Information and Where to Find It

This document relates to the proposed transaction and certain related matters. In connection with the proposed transaction, including seeking to obtain the approval from the Company stockholders, Parent will file with the SEC a registration statement on Form N-14 (the “Registration Statement”), which will contain a preliminary proxy statement of the Company that also constitutes a preliminary prospectus of Parent. After the Registration Statement is declared effective, the Company will mail a definitive proxy statement/prospectus to the Company stockholders (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus and the Registration Statement will each contain important information about the Company, Parent, the proposed transaction and related matters. This communication is not a substitute for the Proxy Statement/Prospectus or the Registration Statement to which it pertains or for any other document that the Company or Parent may file with the SEC and send to the Company’s stockholders in connection with the proposed transactions. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov, or for documents filed by the Company, from the Company’s website at https://www.swkhold.com/ and for documents filed by Parent, from Parent’s website at www.runwaygrowth.com.

Participants in the Solicitation

Parent, its directors, certain of its executive officers and certain employees and officers of Runway Growth Capital LLC, a Delaware limited liability company and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Parent is set forth in its proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2025. The Company, its directors, certain of its executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2025, as revised on April 30, 2025. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Parent and the Company stockholders in connection with the proposed transaction will be contained in the Registration Statement, including the Proxy Statement included therein, and other relevant materials when such documents become available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This document is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this document is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in Parent or the Company or in any fund or other investment vehicle managed by BC Partners Advisors L.P. or any of its affiliates.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Joint Press Release of SWK Holdings Corporation and Runway Growth Finance Corp., dated as of October 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ Joe D. Staggs
Joe D. Staggs
President and Chief Executive Officer

Date: October 9, 2025